                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         EFC BANCORP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  EFC BANCORP, INC.
                                  1695 LARKIN AVENUE
                                ELGIN, ILLINOIS 60123
                                    (847) 741-3900


                                                      September 21, 1998


Fellow Shareholders:

     You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of EFC Bancorp, Inc. (the "Company"), the holding company for Elgin Financial Savings Bank (the "Bank"), Elgin, Illinois, in order to consider the approval of the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan ("Incentive Plan") and such other matters as may properly come before the Special Meeting, which will be held on October 27, 1998, at 2:00 p.m., Central Time, at the Elgin Plaza Hotel, 345 West River Road, Elgin, Illinois.

     The attached Notice of the Special Meeting and the Proxy Statement describes the Incentive Plan. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the Incentive Plan.

     The Board of Directors of EFC Bancorp, Inc. has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE INCENTIVE PLAN.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE SPECIAL MEETING.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                   Sincerely yours,


                                   /s/ John J. Brittain
                                   John J. Brittain
                                   CHAIRMAN OF THE BOARD

                                  EFC BANCORP, INC.
                                  1695 LARKIN AVENUE
                                ELGIN, ILLINOIS  60123
                          __________________________________

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON OCTOBER 27, 1998
                          __________________________________



     NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of EFC Bancorp, Inc. (the "Company"), the holding company for Elgin Financial Savings Bank (the "Bank"), will be held on October 27, 1998 at 2:00 p.m., Central Time, at the Elgin Plaza Hotel, 345 West River Road, Elgin, Illinois.

     The purpose of the Special Meeting is to consider and vote upon the following matters:

     1.   The approval of the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan;
          and
     2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established September 11, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                              By Order of the Board of Directors



                              /s/ Ursula Wilson
                              Ursula Wilson
                              Corporate Secretary

Elgin, Illinois
September 21, 1998

                                  EFC BANCORP, INC.
                               _______________________

                                   PROXY STATEMENT
                           SPECIAL MEETING OF SHAREHOLDERS
                                   OCTOBER 27, 1998
                               _______________________

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of EFC Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders (the "Special Meeting"), to be held on October 27, 1998 at 2:00 p.m. Central Time at the Elgin Plaza Hotel, 345 West River Road, Elgin, Illinois, and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about September 21, 1998.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL OF THE EFC BANCORP, INC. 1998 STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN").

     Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND THE SPECIAL MEETING AND VOTE PERSONALLY AT THE SPECIAL MEETING.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,000 plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Elgin Financial Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND REQUIRED VOTE

     The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

     The close of business on September 11, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 7,491,434 shares.

     As provided in the Company's Certificate of Incorporation, for quorum purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the proposed approval of the Incentive Plan submitted for shareholder action set forth in the Proposal, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal, or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's Bylaws, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as entitled to vote on the Proposal and have no effect on the vote on the Proposal. For further information on the vote required to implement the Proposal during the first year following the Bank's conversion from mutual to stock form, which was completed on April 3, 1998 ("Conversion"), see the discussion under the Proposal herein.

     Proxies solicited hereby are to be returned to the Company's transfer agent, LaSalle National Bank ("LaSalle National"). The Board of Directors has designated LaSalle National to act as inspectors of election and tabulate the votes at the Special Meeting. LaSalle National is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                      AMOUNT AND
                                                                       NATURE OF
                                 NAME AND ADDRESS                     BENEFICIAL
 TITLE OF CLASS                 OF BENEFICIAL OWNER                    OWNERSHIP         PERCENT OF CLASS
---------------- -------------------------------------------          -----------        ----------------
Common Stock     Elgin Financial Center, S.B. Employee                  599,314(1)               8.0%
                 Stock Ownership Plan ("ESOP")
                 1695 Larkin Avenue
                 Elgin, Illinois  60123

Common Stock     Elgin Financial Foundation
                 1695 Larkin Avenue
                 Elgin, Illinois  60123
                                                                        554,921(2)               7.4%

____________________________
(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. Marine Midland Bank has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of September 11, 1998, no shares had been allocated under the ESOP and 599,314 shares remain unallocated. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
 (2) Elgin Financial Foundation (the "Foundation") was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 7.4% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to charitable purposes within the communities in which the Bank operates. The Foundation is governed by a board of directors with nine members, all of whom are directors of the Company and the Bank. Pursuant to the terms of the contribution of Common Stock, all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by stockholders of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the Record Date as to shares of Common Stock beneficially owned by directors and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.


                                                                                         SHARES OF
                                                                                        COMMON STOCK
                                                                                        BENEFICIALLY    PERCENT OF
       NAME                                        TITLE(1)                              OWNED(2)(3)     CLASS(4)
------------------------------           ------------------------------------------     ------------    ----------
DIRECTORS

John J. Brittain                         Chairman of the Board                              27,358           *

Leo M. Flanagan, Jr.                     Vice Chairman of the Board                         26,311           *

                                         President, Chief Executive Officer and
Barrett J. O'Connor                      Director                                           21,911           *

                                         Senior Vice President, Chief Financial
James J. Kovac                           Officer and Director                               44,398           *

                                         Director of the Company and the Bank, and
Vincent C. Norton                        Vice President of the Bank                         33,037           *

Thomas I. Anderson                       Director                                           30,000           *

Ralph W. Helm, Jr.                       Director                                           46,200           *

Peter A. Traeger                         Director                                           20,000           *

Scott H. Budd                            Director                                           15,000           *

All directors and executive
officers as a group (13 persons)                                                           354,058       4.73%

___________________
*    Does not exceed 1.0% of the Company's voting securities.
(1)  Titles are for both the Company and the Bank unless otherwise indicated.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see the Proposal.
(4) As of the Record Date, there were 7,491,434 shares of Common Stock outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Upon obtaining stockholder approval, the Company and the Bank intend to grant to directors, officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in the Proposal.

DIRECTORS' COMPENSATION

     FEE AGREEMENT. All directors of the Bank receive a fee of $2,000 for each regular and special Board meeting which they attend. All outside directors of the Bank receive a fee of $200 to $250 (depending on the committee) for each committee meeting attended, except that no fees are paid for attending a meeting of the Executive, Compensation or CRA Committees. All directors of the Company receive a $5,000 annual retainer, payable semi-annually.

     INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

     ADVISORY DIRECTORS. The Bank maintains a Board of Advisory Directors which consists of former Directors of the Bank. Pursuant to the Bank's bylaws, Directors must retire in the year they reach age 70 and any Director who retires because of such age limitation is eligible to be elected as an Advisory Director. Advisory Directors have no vote and receive meeting fees as determined by resolution of the Directors of the Bank, currently $1,000 for each Board meeting attended.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE.   The following table shows, for the
years ended December 31, 1997, 1996 and 1995, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and three other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers").




                                                                                          LONG-TERM COMPENSATION
                                         ANNUAL COMPENSATION(1)                             AWARDS             PAYOUTS

                                                                OTHER              RESTRICTED       SECURITIES
                                                                ANNUAL               STOCK          UNDERLYING  LTIP    ALL OTHER
  NAME AND PRINCIPAL               SALARY         BONUS      COMPENSATION            AWARDS          OPTIONS   PAYOUTS COMPENSATION
       POSITIONS        YEAR        ($)            ($)         ($)(2)                ($)(3)           (#)(4)   ($)(5)     ($)(6)
Barrett J. O'Connor     1997      $162,500       $33,000        --                   --               --         --       $9,500
     President and      1996       150,500        30,000        --                   --               --         --        9,500
     Chief Executive    1995       142,500        27,500        --                   --               --         --        9,236
     Officer of the
     Company and the
     Bank

James J. Kovac          1997      $143,500       $35,000        --                   --               --         --       $9,500
     Senior Vice        1996       133,000        25,000        --                   --               --         --        9,500
     President and      1995       126,500        21,500        --                   --               --         --        8,596
     Chief Financial
     Officer of the
     Company and the
     Bank


John J. Brittain        1997      $126,000       $22,000        --                   --               --         --       $9,500
     Chairman of the    1996       118,000        20,000        --                   --               --         --        8,271
     Board of the       1995       114,000        10,000        --                   --               --         --        7,482
     Company
     and the Bank

Vincent C. Norton       1997       $96,000       $16,000        --                   --               --         --       $6,600
     Vice President-    1996        91,000        16,000        --                   --               --         --        5,790
     Loan Originations  1995        90,000        15,000        --                   --               --         --        5,345
     of the Bank

_____________________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan.
(2) For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. For 1997, 1996 and 1995, the Bank had no restricted stock or stock related plans in existence.
(3) No stock awards were granted or earned in 1997, 1996 and 1995. SEE the Proposal.
(4)  No stock options or SARs were earned or granted in 1997, 1996 and 1995.
     SEE the Proposal.
(5) For 1997, 1996 and 1995, there were no payouts or awards under any long-term incentive plan.
(6) Other Compensation includes the Bank's matching contribution under the Bank's 401(k) Plan.

     EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. O'Connor and Kovac (individually, the "Executive") (collectively, the "Employment Agreements") which became effective as of April 3, 1998. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. O'Connor and Kovac.

     The Employment Agreements provide for three-year terms for each Executive. The term of the Employment Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The Employment Agreements provide that the Executive's base salary will be reviewed annually. The base salaries effective for such Employment Agreements for Messrs. O'Connor and Kovac are $165,000 and $135,000, respectively. In addition to base salary, the Employment Agreements provide for, among other things, participation in stock-based compensation programs and other fringe benefits available to executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause, as defined in the Employment Agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a reduction in the benefits and perquisites being provided to the Executive in the Employment Agreement; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, the Executive's beneficiary, would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreement. In addition, the Executive would receive a payment attributable to the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Employment Agreements, together with the value of any stock-based incentives awarded to the Executive.
The Bank and the Company would also continue and pay for the Executive's life, health, dental and disability coverage for the remaining term of the Employment Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

     Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement including the value of any stock-based incentives awarded to the Executive; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

     Payments to the Executive under the Bank's Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Illinois and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the total amount of payments due under the Agreements, based solely on cash compensation paid to the officers who will receive Employment Agreements over the past five fiscal years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $706,000.

     CHANGE IN CONTROL AGREEMENTS. The Bank has entered into three-year Change in Control Agreements with Messrs. Brittain and Flanagan and four other executive officers of the Bank, none of whom will be covered by employment contracts. The Company has entered into three-year Change in Control Agreements with Mr. Brittain and Mr. Flanagan. The Change in Control Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The Change in Control Agreements provide that in the event that voluntary or involuntary termination follows a change in control of the Company or the Bank, the officer would be entitled to receive a severance payment equal to three times the officer's average annual compensation for the five most recent taxable years. The Bank and the Company Change in Control Agreements also provide that the Executive's life, medical and disability insurance shall be continued for thirty-six months following termination. In the event of a change in control of the Company or the Bank, the total payments that would be due under the Change in Control Agreements, based solely on the current annual compensation paid to the officers covered by the Change in Control Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.1 million.

     EMPLOYEE SEVERANCE COMPENSATION PLAN. In connection with the Conversion, the Bank's Board of Directors established the Elgin Financial Center, S.B. Employee Severance Compensation Plan ("Severance Plan") which provides eligible employees with severance pay benefits in the event of a change in control of the Bank or the Company. Management personnel with Employment Agreements or Change in Control Agreements are not eligible to participate in the Severance Plan. Generally, employees are eligible to participate in the Severance Plan if they have completed at least one year of service with the Bank. The Severance Plan vests in each participant a contractual right to the benefits such participant is entitled to thereunder. Under the Severance Plan, in the event of a change in control of the Bank or the Company, eligible employees who are terminated from or terminate their employment within one year (for reasons specified under the Severance Plan), will be entitled to receive a severance payment. If the participant, whose employment has terminated, has completed at least one year of service, the participant will be entitled to a cash severance payment equal to one-twelfth of his or her annual compensation for each year of service up to a maximum of 199% of annual compensation. In the event the provisions of the Severance Plan are triggered, the total amount of payments that would be due thereunder, based solely upon current salary levels, would be approximately $1.1 million.

     INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all employees and outside directors of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

     401(k) PLAN. The Bank also sponsors the Elgin Financial Center, S.B. 401(k) Employee Benefit Plan ("401(k) Plan"), a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. Generally, employees other than (i) employees who are collective bargaining unit employees and employees who are non-resident aliens or
(ii) leased employees, become eligible to participate in the 401(k) Plan upon the attainment of age 20-1/2 and the completion of six months of service. Under the 401(k) Plan, participants may make salary reduction contributions equal to 2% to 10% of their compensation or the legally permissible limit (currently $10,000). The Bank, at its discretion, may make a matching contribution to each 401(k) Plan participant based on his or her elective deferrals in a percentage set by the Bank prior to the end of the Plan Year.

     Participants are always 100% vested in their salary reduction contributions. Participants become 20% vested in Bank matching contributions after the completion of two years of service with the Bank. Participants' vested interest in Bank matching contribution increase by 20% for each additional year of service completed, so that after the completion of 6 years of service, participants are 100% vested in Bank matching contributions. A participant who terminates employment due to death, disability, or retirement immediately becomes fully vested in the Bank's matching contributions credited to his or her account regardless of the participant's years of service. A participant's vested portion of his or her 401(k) Plan account is distributable from the 401(k) Plan upon the termination of the participant's employment, death, disability or retirement. In addition, a participant may be eligible for hardship withdrawals and loans under the 401(k) Plan. Any distribution made to a participant prior to the participant's attainment of age 59-1/2 is subject to a 10% excise tax in addition to federal income taxes. The Board of Directors may at any time discontinue the Bank's contributions to employee accounts. The 401(k) Plan currently permits participants to invest their 401(k) plan account balances in a single investment vehicle, including Company Common Stock.

     ESOP. The ESOP, established in connection with the Conversion, provides eligible employees with the opportunity to receive a Bank-funded retirement benefit based on the value of the Company's Common Stock. All full-time salaried employees who have attained the age of 21 and have completed six months of service are eligible to participate in the ESOP. The ESOP is a tax-qualified retirement plan designed to invest primarily in the Company Common Stock and a trust established to hold ESOP assets ("ESOP Trust") was funded with 599,314 shares of Company Common Stock.

     The Company Common Stock held by the ESOP was funded with a loan from the Company which is to be repaid over a fifteen year term and is collateralized by the shares held by the ESOP. The pledged shares are released on an annual basis in an amount proportional to the loan repayment. The released shares are allocated to the accounts of ESOP participants as follows: first, for each eligible ESOP participant, a portion of the shares released for the plan year will be allocated to a special "matching" account under the ESOP equal in value to the amount of matching contribution, if any, and/or if applicable, that such participant would be entitled to under the terms of the 401(k) Plan for the plan year; and second, the remaining shares which have been released for the plan year will be allocated to each eligible participant's general ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Participants will vest in their ESOP account at a rate of 20% annually commencing after the completion of two years of service, with 100% vesting upon the completion of 6 years of service. For purposes of determining a participant's vested percentage, all years of service with the Bank or Company shall be included. The ESOP may reallocate forfeitures among remaining participants, in the same proportion as contributions. Benefits under the ESOP will become payable upon death, retirement, early retirement, or separation from service.

     MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In connection with the Conversion, the Bank implemented a non-qualified Management Supplemental Executive Retirement Plan ("Management SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The Management SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (ii) reducing the number determined by (i) above by the number of shares actually allocated to the Participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the Management SERP vest in 20% annual increments over a five-year period commencing as of the date of a Participant's participation in the Management SERP. The vested portion of the Management SERP Participant's benefits are payable upon the retirement of the Participant upon or after the attainment of age 65.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In connection with the Conversion, the Bank implemented a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide a select group of employees, designated by the Board of Directors, with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to SERP participants due to the application of limitations imposed by the Code on compensation and maximum benefits applicable to the Bank's 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same manner as the related benefits will be provided under the 401(k) Plan and ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, adjustable-rate mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers, the Employee Mortgage Rate ("EMR"). The EMR is limited to the purchase or refinance of a director's, officer's or employee's owner-occupied primary residence. Loan application fees are waived for all EMR loans. The EMR normally ceases upon termination of employment. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by the Bank to its directors and executive officers are made in the ordinary course of business, on substantially the same terms (except for EMR loans), including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Set forth below is certain information with respect to loans made by the Bank on preferential terms to executive officers or directors of the Bank or the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 1997, plus any additional indebtedness of such persons to the Bank.


                                                                  LARGEST
                                                                  AMOUNT                       INTEREST
                                                    MATURITY    OUTSTANDING       BALANCE     RATE AS OF
                                           DATE       DATE         SINCE           AS OF       JUNE 30,            TYPE OF
         NAME              POSITION      OF LOAN    OF LOAN   JANUARY 1, 1997  JUNE 30, 1998     1998                LOAN

Anderson, Thomas       Director         02/20/98   03/01/13        $215,700       $211,510        5.65%   First mortgage loan
Brittain, John         Chairman         02/03/98   03/01/03         115,000        107,546        5.75    First mortgage loan
Brittain, John         Chairman         01/13/98   01/13/08          34,400         34,400        8.00    Home equity loan(1)
Brittain and Ketcham   Affiliate        06/15/98   06/15/99              --             --        8.50    Commercial line of
                                                                                                          credit(1)
Brittain Oil Express   Affiliate        01/05/98   01/05/99          52,987         46,000        8.50    Commercial line of
                                                                                                          credit(1)
Budd, Scott            Director         01/21/98   02/01/13         125,000        121,911        6.00    First mortgage loan
Flanagan, Leo          Vice Chairman    03/09/98   04/01/13         160,000        156,865        5.75    First mortgage loan
Flanagan, Leo          Vice Chairman    06/17/94   06/17/99          38,953         34,270        8.00    Home equity loan(1)
Gosse, Jerry           Compliance Off.  03/20/97   03/01/27         140,000        137,941        5.75    First mortgage loan
Gosse, Jerry           Compliance Off.  04/04/97   04/01/02          27,200         26,627        8.00    Home equity loan(1)
Helm, Ralph            Director         02/27/98   06/01/13         200,250        197,140        5.50    First mortgage loan
Helm, Ralph            Director         12/16/93   12/01/23         110,800         96,034        6.75    First mortgage loan(1)
Helm, Ralph            Director         02/16/98   04/01/18         225,000        222,318        7.75    First mortgage loan(1)
Norton, Vincent        Vice Pres./      02/02/98   03/01/13         114,000        112,561        5.50    First mortgage loan
                       Director
O'Connor, Barrett      C.E.O./          02/20/98   03/01/13         144,000        142,443        5.50    First mortgage loan
                       Director
Schneff, James         Vice President   03/23/98   04/01/18         140,000        139,175        5.90    First mortgage loan
Schneff, James         Vice President   02/16/95   02/16/00          25,000         24,150        8.00    Home equity loan(1)
Schneff, James         Vice President   03/07/96   03/01/01          17,000         11,689        9.00    Auto loan(1)
Sommers, Sandra        Vice President   03/27/98   05/01/13          25,000         23,913        5.50    First mortgage loan
Sommers, Sandra        Vice President   04/07/98   04/07/18              --             --        8.00    Home equity loan(1)
Traeger, Peter         Director         09/30/96   09/01/26         300,000        290,337        5.50    First mortgage loan

________________________
(1)  Loan is not made on any preferential terms.

     John J. Brittain and Leo M. Flanagan, Jr. are partners in the law firm of Brittain & Ketcham, P.C. (the "firm"), which acts as counsel to the Company and the Bank. During 1997, the Company and the Bank made payments to the firm for legal services totalling $29,159.

                            PROPOSAL 1:  APPROVAL OF THE
                                  EFC BANCORP, INC.
                           1998 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder approval the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached hereto as Appendix A.

GENERAL

     The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options"), awards of shares of Common Stock ("Stock Awards") and certain related rights (collectively referred to as "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 1,048,800 shares, consisting of 749,143 shares reserved for Options and 299,657 shares reserved for Stock Awards. All full-time employees, Outside Directors and Advisory Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Board who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. The Company currently anticipates that it will establish a trust (the "Incentive Plan Trust"), under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for Stock Awards. As of the date of this Proxy Statement, no Awards have been granted under the Incentive Plan.

TYPES OF AWARDS

     GENERAL. The Incentive Plan authorizes the grant of Awards in the form of:
(i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company), referred to as "Incentive
Stock Options"; (ii) Options that do not so qualify (Options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock
Options"; (iii) grants of restricted shares of stock ("Stock Awards"); and
(iv) related rights which become exercisable only upon a "change in control" (as defined in the Incentive Plan) of the Company or Bank
("Limited Option Rights" and "Limited Stock Rights"). Each type of Award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

     OPTIONS. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amount of Options granted to any individual and the date or dates on which each Option shall become exercisable and any other conditions applicable to an Option. The exercise price of all Options shall be determined by the Committee but shall be at least 100% of the fair market value of the underlying Common Stock at the time of grant. The exercise price of any Option may be paid in cash, Common Stock, or any other form permitted by the Committee at its discretion. See "Alternate Option Payments." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to Incentive Stock Options).

     All Options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code.
Under certain circumstances, Incentive Stock Options, may be converted into Non-Statutory Stock Options. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the Common Stock on the date of grant, the term of the Option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant. Each Outside Director of the Company or its affiliates, as well as employees, will be eligible to receive Non-Statutory Stock Options.

     Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable Options shall remain exercisable for a period of time (three months in the case of termination from service in general, one year in the cases of retirement or termination following a Change in Control) following termination and all unexercisable Options shall be canceled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be canceled. In the event of the retirement of an optionee, the Committee shall, subject to applicable regulation, have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms. In the event of termination subsequent to a change in control, an optionee's unexercisable options shall continue to become exercisable in accordance with their original terms regardless of the optionee's service with the Company, or any successor entity shall provide the optionee with options or consideration at least equivalent in value and subject to similar conditions as such unexercisable options.

     LIMITED OPTION RIGHTS. The Incentive Plan also provides the Committee with the ability to grant a Limited Option Right simultaneously with the grant of any Option. Limited Option Rights become automatically exercisable by the Company on the individual's behalf only upon a change in control of the Company or the Bank subject to applicable regulations
and certain conditions.   Upon exercise, the holder will receive a lump
sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

     STOCK AWARDS. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of Stock Awards granted to any individual and the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting.

      Stock Award recipients may also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

     Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be canceled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be canceled. In the event of retirement of the holder of a Stock Award, the Committee shall, to applicable regulation, have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms. In the event of termination subsequent to a change in control, a recipient's unvested Stock Awards shall continue to vest in accordance with their original terms regardless of recipient's service to the Company, or any successor entity shall provide the recipient with stock or consideration at least equivalent in value and subject to similar conditions as such unvested Stock Awards.

     LIMITED STOCK RIGHTS. The Incentive Plan also provides the Committee with the ability to grant a Limited Stock Right simultaneously with the grant of any Stock Award. Limited Stock Rights are related to specific Awards granted and become automatically exercisable by the Company on the individual's behalf only upon a change in control of the Company or the Bank, subject to applicable regulations and certain conditions. Upon exercise, the holder will receive a lump sum cash payment equal to the fair market value of the shares of Common Stock, multiplied by the number of Limited Stock Rights exercised on the date of such change in control less any applicable tax withholding.

TAX TREATMENT

     OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-Statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the Option. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

     STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

     LIMITED OPTION AND STOCK RIGHTS. Upon the exercise of Limited Option Rights and Limited Stock Rights, the holder will recognize as income the value of the cash received in the year in which the payment is made and the Company and the Bank would generally be entitled to a deduction for the payment.

PERFORMANCE AWARDS

     GENERAL. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     QUALIFYING PERFORMANCE CRITERIA AND SECTION 162(m) LIMITS. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

     MAXIMUM AWARDS. The aggregate amount of Options granted under the Plan during any 60-month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60-month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

     Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

AMENDMENTS

     Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation. The Incentive Plan may be subject to certain federal regulations. Such federal regulations provide that any stock-based benefit plan, such as the Incentive Plan, that is adopted by a converted savings institution within the first year after conversion may not provide for the granting of Awards which vest or become exercisable in installments at a rate greater than 20% per year and may not permit the acceleration of vesting or exercisability, except in the case of death or disability. In the event such federal regulations are deemed to be applicable to the Incentive Plan, the Board of Directors intends to take any necessary action, including the amendment of the the Incentive Plan, to provide for the acceleration of vesting or exercisability of Awards upon the occurrence of a change in control of the Company or the Bank and other circumstances. It is intended that any such amendment would be submitted to shareholders for approval to the extent required by applicable regulations.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

     Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a Non-Statutory Stock Option as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

SHAREHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND REGULATORY COMPLIANCE

     The Incentive Plan is subject to the regulations of the Illinois Office of Banks and Real Estate ("IOBRE") and the Federal Deposit
Insurance Company ("FDIC"). Neither the IOBRE nor the FDIC has endorsed or approved the Incentive Plan.

     The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders; or (ii) April 4, 1999. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Special Meeting, the Incentive Plan and any grants thereunder shall become effective on April 4, 1999 without further shareholder approval unless it is terminated by the Board of Directors.
In the absence of the approval of the Incentive Plan by a majority of shares cast at the Special Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company may no longer be eligible for listing on the American Stock Exchange. Additionally, certain federal regulations may apply to the Incentive Plan with regard to the vesting or exercisability of Awards. See "Amendments" above.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards or Options under the Incentive Plan.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE EFC BANCORP, INC. 1998 STOCK-BASED INCENTIVE PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE EFC BANCORP, INC. 1998 STOCK-BASED INCENTIVE PLAN.

                                ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     Since no annual meeting of stockholders at which a proxy statement was distributed has been previously held, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.

                                   By Order of the Board of Directors


                                   /s/ Ursula Wilson
                                   Ursula Wilson
                                   Corporate Secretary

Elgin, Illinois
September 21, 1998


              YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
                WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                   REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                       ACCOMPANYING PROXY CARD IN THE ENCLOSED
                                POSTAGE-PAID ENVELOPE.

                                                      APPENDIX A
                                   EFC BANCORP, INC.
                           1998 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Awards, Limited Option Rights, and Limited Stock Rights.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d)  "Bank" means Elgin Financial Savings Bank.

     (e)  "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank means an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a "change in control" of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. Section 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Affiliates, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or April 4, 1999.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q)  "Holding Company" means EFC Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (s) "Limited Option Right" means an Award granted to a Participant pursuant to Section 9(a) of the Plan.

     (t) "Limited Stock Right" means an Award granted to a Participant pursuant to Section 9(b) of the Plan.

     (u) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (v)  "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

     (w) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (x)  "Participant" means any person who holds an outstanding Award.

     (y) "Performance Award" means an Award granted to a Participant pursuant to Section 10 of the Plan.

     (z)  "Plan" means this EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan.

     (aa) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (bb) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (cc) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; PROVIDED, HOWEVER, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (dd) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (ee) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.
 The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS AND RELATED RIGHTS.

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.
     (d)  Limited Option Rights.
     (e)  Limited Stock Rights.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 15 of the Plan, the maximum number of shares reserved for Awards under the Plan is 1,048,800, which number shall not exceed 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, and Option-related Awards granted under the Plan is 749,143, which number shall not exceed 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 299,657, which number shall not exceed 4% of the outstanding shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised (in the case of Limited Option Rights and Limited Stock Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.

     Subject to the terms of the Plan, all full-time Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants, advisory directors and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) TERMS OF NON-STATUTORY STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) NON-TRANSFERABILITY. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act.
 For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee,
(b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Richmond County Savings Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

      (d)  TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL).   Unless otherwise
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (f) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) TERMINATION OF EMPLOYMENT OR SERVICE (CHANGE IN CONTROL). Subject to applicable regulation and unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination shall remain exercisable for their original term without regard to the Participant's continued employment or service with the Holding Company or its Affiliates. All Non-Statutory Stock Options not exercisable as of the date of the Change in Control shall be treated in accordance with Section 22 or the Plan.

     (h) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i)  PAYMENT.   Payment due to a Participant upon the exercise of a
Non-Statutory Stock Option shall be made in the form of shares of Common
Stock.

     (j) MAXIMUM INDIVIDUAL AWARD. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) AMOUNTS OF INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) TERMS OF INCENTIVE STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) NON-TRANSFERABILITY. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) TERMINATION OF EMPLOYMENT (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f)  TERMINATION OF EMPLOYMENT (RETIREMENT).   In the event of a
Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g)  TERMINATION OF EMPLOYMENT (DISABILITY OR DEATH).   Unless otherwise
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h)  TERMINATION OF EMPLOYMENT (CHANGE IN CONTROL).   Subject to
applicable regulation and unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination shall remain exercisable for their original term without regard to the Participant's continued employment or service with the Holding Company or its Affiliates; provided, however, that any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's termination from employment. All Incentive Stock Options not exercisable as of the date of the Change in Control shall be treated in accordance with Section 22 of the Plan.

     (i)  TERMINATION OF EMPLOYMENT (TERMINATION FOR CAUSE).   Unless
otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (j)   PAYMENT.   Payment due to a Participant upon the exercise of an
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) MAXIMUM INDIVIDUAL AWARD. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) DISQUALIFYING DISPOSITIONS. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.    STOCK AWARDS.

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)   GRANTS OF THE STOCK AWARDS.   Stock Awards may only be made in
whole shares of Common Stock.   Stock Awards may only be granted from shares
reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) TERMS OF THE STOCK AWARDS. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c)  TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL).   Unless otherwise
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; PROVIDED HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

     (e) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) TERMINATION OF EMPLOYMENT OR SERVICE (CHANGE IN CONTROL). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested shall be treated in accordance with
Section 22 of the Plan.

     (g) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (h) MAXIMUM INDIVIDUAL AWARD. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) ISSUANCE OF CERTIFICATES. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the

Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and EFC Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of EFC Bancorp, Inc. located at 1695 Larkin Avenue, Elgin, Illinois 60123."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                 (6) months following the date of grant of the Stock Award.

     (k) ACCRUAL OF DIVIDENDS. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) VOTING OF STOCK AWARDS. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m)  PAYMENT.   Payment due to a Participant upon the redemption of a
Stock Award shall be made in the form of shares of Common Stock.

9.    LIMITED RIGHTS.

     Simultaneously with the grant of any Option or Stock Award, the Committee may, at its discretion, grant a Limited Option Right or Limited Stock Right, as applicable, with respect to all or some of the shares of Common Stock covered by such Option or Award, subject to the following provisions:

     (a) LIMITED OPTION RIGHT. In no event shall a Limited Option Right be exercisable before the expiration of six (6) months from the Date of Grant of the Limited Option Right. Unless in connection with a Change in Control the underlying Option with respect to which a Limited Option Right has been granted is (i) assumed by the successor corporation or its parent; (ii) replaced with a comparable award for the purchase of shares of the common stock of the successor corporation or its parent; (iii) replaced with a cash incentive program of the successor corporation or its parent that preserves the spread existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option; or (iv) subject to other limitation imposed by the Award Agreement, the Limited Option Right granted in connection with all then outstanding Options of the Participant, whether exercisable or not, shall automatically be exercised as of effective date of the Change in Control on behalf of the Participant and the underlying Option shall expire; PROVIDED, HOWEVER, that the Fair Market value of the Stock on such date exceeds the Exercise Price of the underlying Option. Upon automatic exercise of a Limited Option Right, the holder shall promptly receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Option Right is exercised multiplied by the number of shares with respect to which such Limited Option Right is being exercised. The determination of comparability of an award offered by a successor corporation or its parent under clause
(ii) above shall be made by the Committee, and the Committee's determination shall be conclusive and binding. Any such Options that are assumed or replaced in connection with a Change in Control and the vesting of which do not otherwise accelerate at that time shall be accelerated in the event the Participant's employment or service should subsequently terminate within two
(2) years following the Change in Control, unless such termination constitutes as Termination for Cause. A Limited Option Right is transferable only if and when the underlying Option is transferable and under the same conditions. A Limited Option Right shall automatically expire and become null and void upon the full vesting of the Option with respect to which the Limited Right was simultaneously granted.

     (b) LIMITED STOCK RIGHT. In no event shall a Limited Stock Right be exercisable before the expiration of six (6) months from the Date of Grant of the Limited Option Right. Unless in connection with a Change in Control the underlying Stock Award with respect to which a Limited Stock Right has been granted is (i) assumed by the successor corporation or its parent; (ii) replaced with a comparable award for the issuance of shares of the common stock of the successor corporation or its parent; (iii) replaced with a cash incentive program of the successor corporation or its parent that preserves the value of the Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; or (iv) subject to other limitation imposed by the Award Agreement, the Limited Stock Right granted in connection with all then outstanding Stock Awards of the Participant which have not vested shall automatically be exercised as of effective date of the Change in Control on behalf of the Participant and the underlying Stock Awards shall expire. Upon automatic exercise of a Limited Stock Right, the holder shall promptly receive from the Holding Company or an Affiliate an amount of cash equal to the Fair Market Value of the Common Stock subject to such Stock Award on the date the Limited Stock Right is exercised multiplied by the number of shares with respect to which such Limited Stock Right is being exercised. The determination of comparability of an award offered by a successor corporation or its parent under clause (ii) above shall be made by the Committee, and the Committee's determination shall be conclusive and binding. Any such Stock Awards that are assumed or replaced in connection with a Change in Control and the vesting of which do not otherwise accelerate at that time shall be accelerated in the event the Participant's employment or service should subsequently terminate within two (2) years following the Change in Control, unless such termination constitutes as Termination for Cause. A Limited Stock Right is transferable only if and when the underlying Stock Award is transferable and under the same conditions. A Limited Stock Right shall automatically expire and become null and void upon the vesting of any Stock Award with respect to which the Limited Stock Right was simultaneously granted.

10.  PERFORMANCE AWARDS.

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

11.  DEFERRED PAYMENTS.

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

12.   METHOD OF EXERCISE OF OPTIONS.

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

13.  RIGHTS OF PARTICIPANTS.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

14.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.  TAX WITHHOLDING.

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 17 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

17.  NOTIFICATION UNDER SECTION 83(b).

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

18.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) Except as provided in paragraph (c) of this Section 18, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 18, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

19.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with the FDIC, the Illinois Office of Banks and Real Estate and Internal Revenue Service ("IRS") regulations or April 4, 1999, whichever is earlier. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; PROVIDED, HOWEVER, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

20.  TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

21.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

22. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL.

     (a) Notwithstanding any other provision of this Plan, and unless otherwise determined by the Committee, in the event of a Change in Control, all Awards shall continue to remain exercisable (in the case of Options) and shall continue to vest or become exercisable (in the case of Stock Awards and Options) in accordance with the terms and conditions of the grant of the Awards, as set forth in the Award Agreement(s) governing the grant of such Awards; provided, however, that the continuation or timing of vesting or exercisability shall take place without regard to the Participant's continued employment or service or satisfaction of any other requirements concerning vesting or exercisability set forth in the Award Agreement(s).

     (b) Subject to paragraph (a) of this Section 22, in the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

          (i) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

          (ii) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or, only if the Committee determines that neither of the alternatives set forth in clauses (i) or (ii) are legally available,

          (iii) Replace the Awards with a cash payment under an incentive plan, program, or other arrangement of the successor entity that preserves the economic value of the Awards and makes any such cash payment subject to the same vesting or exercisability schedule applicable to such Awards.

23. COMPLIANCE WITH ILLINOIS OFFICE OF BANKS AND REAL ESTATE AND FDIC CONVERSION REGULATIONS.

     Notwithstanding any other provision contained in this Plan:

     (a) unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law, the Plan and any Awards under the Plan shall not become effective or implemented prior to April 4, 1999;

     (b) No Options or Stock Awards granted to any individual Employee prior to one year from the date of the Bank's conversion from the mutual to stock form ("Conversion") may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (c) No Options or Stock Awards granted to any individual Outside Director prior to one year from the Bank's Conversion may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (d) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to one year from the Bank's Conversion may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

     (e) No Option granted prior to one year from the Bank's Conversion may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

                          EFC BANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/

[                                                                     ]


                                                   FOR    AGAINST     ABSTAIN
1. The approval of the EFC Bancorp,                / /     / /          / /
Inc. 1998 Stock-Based Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

   THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.



                             Date
                                  -------------------------------------------
                             ------------------------------------------------
                             ------------------------------------------------
                             Signature(s) of Shareholder(s)

                             The abovesigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and of a Proxy Statement dated September 21, 1998. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


PLEASE COMPLETE, DATE, SIGN
AND PROMPTLY MAIL THIS
PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------
                 TRIANGLE  FOLD AND DETACH HERE  TRIANGLE

                                REVOCABLE PROXY
                               EFC BANCORP, INC.
                            MEETING OF SHAREHOLDERS

                               OCTOBER 27, 1998
                             2:00 P.M. CENTRAL TIME

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints the official proxy committee of the Board of Directors of EFC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders, to be held on October 27, 1998, at 2:00 p.m. Central Time, at the Elgin Plaza Hotel, 345 West River Road, Elgin, Illinois and at any and all adjournments therof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

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